UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

501 South James M. Campbell Blvd.
Columbia, Tennessee	38401
(Address of principal executive offices)	(Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to the Rights of Security Holders
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-3.3
EX-4.1
EX-4.2
EX-4.3
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 27, 2009, as part of the Capital Purchase Program (the “CPP”) established by the U.S. Department of the Treasury (“Treasury”) under the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (the “ARRA”) (the “EESA”), Community First, Inc., a Tennessee corporation (the “Company”), entered into a Letter Agreement (including the Securities Purchase Agreement—Standard Terms incorporated by reference therein (as modified by a letter agreement related to the ARRA (the “ARRA Side Letter”) and a letter agreement related to the fact that the Company files periodic and current reports with the Securities and Exchange Commission (the “SEC Side Letter”), the “Purchase Agreement”)) with Treasury pursuant to which the Company issued and sold to Treasury (i) 17,806 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”), and (ii) a ten-year warrant to purchase 890.00890 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, having a liquidation preference of $1,000 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), at an initial exercise price of $0.01 per share (the “Warrant”), for an aggregate purchase price of $17,806,000 in cash. On February 27, 2009, Treasury exercised the Warrant to purchase 890 shares (after net settlement without cash payment) of Series B Preferred Stock.
     The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends (i) with respect to the Series A Preferred Stock, at a rate of 5% per annum for the first five years following issuance and 9% per annum thereafter, and (ii) with respect to the Series B Preferred Stock, at a rate of 9% per annum. Dividends are payable on the Preferred Stock quarterly and are payable on February 15, May 15, August 15 and November 15 of each year. If the Company fails to pay a total of six dividend payments on either the Series A Preferred Stock or the Series B Preferred Stock, whether or not consecutive, holders of the series of Preferred Stock on which such dividends have not been paid shall be entitled, voting together with the other series of Preferred Stock and any other series of voting parity stock, to elect two directors to the Company’s board of directors until the Company has paid all such dividends that it had failed to pay.
     The Series A Preferred Stock has no maturity date and ranks senior to the Company’s common stock, no par value per share (the “Common Stock”), with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series B Preferred Stock has no maturity date and ranks senior to the Common Stock, and pari passu with the Series A Preferred Stock, with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Preferred Stock is generally non-voting.
     Under the ARRA, the Preferred Stock may be redeemed by the Company at any time. Any redemption of the Preferred Stock is subject to consultation by Treasury with the Board of Governors of the Federal Reserve System. No shares of Series B Preferred Stock may be redeemed prior to the Company’s redemption, repurchase or other acquisition of all outstanding shares of Series A Preferred Stock.
     Prior to February 27, 2012, unless the Company has redeemed the Preferred Stock or Treasury has transferred the Preferred Stock to a third party, the consent of Treasury will be required for the Company to (1) declare or pay any dividend or make any distribution on the Common Stock (other than regular quarterly cash dividends of not more than $0.10 per share of Common Stock) or (2) redeem, purchase or acquire any shares of Common Stock or other equity or capital securities, including trust preferred securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

     From February 28, 2012 until February 27, 2019, unless Treasury has transferred the Preferred Stock to third parties or the Preferred Stock has been redeemed in total, the Company may increase the dividends paid to holders of the Common Stock by up to 3% in the aggregate per year over the amount paid in the prior year without Treasury’s consent; provided that no increase in common dividends may be made as a result of any dividend paid in common shares, any stock split or any similar transactions. From February 28, 2019 until the Preferred Stock held by Treasury has been redeemed in whole or Treasury has transferred all of the Preferred Stock to third parties, the Company may not declare or pay any dividend or make any distribution on any capital stock or other equity securities of the Company other than regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Stock or dividends or distributions by any wholly-owned subsidiary of the Company. Further, during such period the Company may not redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, including any trust preferred securities, other than shares of the Preferred Stock.
     The Preferred Stock and Warrant were issued in private placements exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. If requested by Treasury, the Company will be required to file a registration statement with respect to resales of the Preferred Stock. The Preferred Stock is not subject to any contractual restrictions on transfer.
     As a result of the Company’s participation in the CPP, the Company is required to comply with certain limits and restrictions concerning executive compensation throughout the time that Treasury holds any equity or debt securities acquired from the Company pursuant to the CPP, including a requirement that any bonus or incentive compensation paid to the Company’s senior executive officers during the period that Treasury holds any equity or debt securities issued by the Company in the CPP be subject to “clawback” or recovery if the payment was based on materially inaccurate financial statements or other materially inaccurate performance metrics and a prohibition on making any “golden parachute” payment (as defined in Section 111 of the EESA, as amended by the ARRA as well as all rules, regulations, guidance or other requirements issued thereunder (the “EESA Restrictions”)) during that same period to any senior executive officer. As described in more detail below, the prohibition on “golden parachute” payments has been expanded under the ARRA to prohibit any payment to a senior executive officer for departure from a company for any reason, except for payments for services performed or benefits accrued, although Treasury has yet to issue regulations regarding this expansion of the prohibition of making “golden parachute” payments.
     The ARRA includes certain additional restrictions and limits concerning executive compensation of companies that participated in the CPP and any regulations or guidance proposed by Treasury may require the Company to seek modifications to the agreements that it has entered into with its senior executive officers.
     This description of the Purchase Agreement and the Warrant is a summary and does not purport to be a complete description of all of the terms of the Purchase Agreement and the Warrant, and is qualified in its entirety by reference to the Purchase Agreement, the ARRA Side Letter, the SEC Side Letter and the Warrant, filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 4.2, respectively, and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.
     The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” above with respect to the issuance and sale of the Preferred Stock and the Warrant is incorporated by reference herein as if fully set forth herein.

Item 3.03.	Material Modification to the Rights of Security Holders.
     Prior to February 27, 2012, unless the Company has redeemed the Preferred Stock or Treasury has transferred the Preferred Stock to a third party, the consent of Treasury will be required for the Company to (1) declare or pay any dividend or make any distribution on the Common Stock (other than regular quarterly cash dividends of not more than $0.10 per share of Common Stock) or (2) redeem, purchase or acquire any shares of Common Stock or other equity or capital securities, including trust preferred securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.
     From February 28, 2012 until February 27, 2019, unless Treasury has transferred the Preferred Stock to third parties or the Preferred Stock has been redeemed in total, the Company may increase the dividends paid to holders of the Common Stock by up to 3% in the aggregate per year over the amount paid in the prior year without Treasury’s consent; provided that no increase in common dividends may be made as a result of any dividend paid in common shares, any stock split or any similar transactions. From February 28, 2019 until the Preferred Stock held by Treasury has been redeemed in whole or Treasury has transferred all of the Preferred Stock to third parties, the Company may not declare or pay any dividend or make any distribution on any capital stock or other equity securities of the Company other than regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Stock or dividends or distributions by any wholly-owned subsidiary of the Company. Further, during such period the Company may not redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, including any trust preferred securities, other than shares of the Preferred Stock.
     In addition, as set forth in Articles of Amendment to the Company’s Charter filed with the Secretary of State of the State of Tennessee on February 26, 2009 (the “Series A Articles of Amendment”), in which the rights and preferences of the Series A Preferred Stock are set forth, and the Articles of Amendment to the Company’s Charter filed with the Secretary of State of the State of Tennessee on February 26, 2009, in which the rights and preferences of the Series B Preferred Stock are set forth (the “Series B Articles of Amendment” and, together with the Series A Articles of Amendment, the “Articles of Amendment”), the ability of the Company to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of Common Stock will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on the Preferred Stock, as applicable. These restrictions are set forth in the Articles of Amendment described in more detail in Item 5.03 below.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Company’s participation in the CPP, each of Marc R. Lively, Dianne Scroggins, Michael J. Saporito, Carl B. Campbell and Louis F. Holloway (each, an “Executive”) executed letter agreements (the “Executive Agreements”) with the Company on February 27, 2009 in which each Executive agreed that (i) the Company is prohibited from paying any “golden parachute” payment (as defined in Section 111 of the EESA, as amended by the ARRA and the EESA Restrictions) to the Executive during any period that the Executive is a senior executive officer of the Company and

Treasury holds any equity or debt securities of the Company issued in the CPP (the “CPP Covered Period”); (ii) any bonus or incentive compensation paid to the Executive during the CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or performance metric criteria; and (iii) each of the Company’s benefit plans were amended with respect to the Executive to the extent necessary to give effect to the limitations described above in this paragraph. Additionally, Mr. Lively agreed that, except for any bonus payment required to be paid to him pursuant to his employment agreement, during the CPP Covered Period, the Company may not pay to him or accrue on his behalf any bonus, retention award or incentive compensation except for long-term restricted stock that (i) does not fully vest during the CPP Covered Period; (ii) has a value in an amount that is not greater than 1/3 of his total amount of annual compensation; and (iii) is subject to such other terms and conditions as Treasury may determine is in the public interest.
     This description of the Executive Agreements is a summary and does not purport to be a complete description of all of the terms of the Executive Agreements, and is qualified in its entirety by reference to the Executive Agreements, filed herewith as Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 26, 2009, the Company filed with the Secretary of State of the State of Tennessee the Series A Articles of Amendment to the Company’s Charter pursuant to which, effective as of 8:00 a.m. central time, on February 27, 2009, subsection (c) to Article 6 has been added setting forth the designations, preferences, limitations and relative rights of the Series A Preferred Stock. On February 26, 2009, the Company filed with the Secretary of State of the State of Tennessee the Series B Articles of Amendment to the Company’s Charter pursuant to which, effective as of 8:00 a.m. central time, on February 27, 2009, subsection (d) to Article 6 has been added seting forth the designations, preferences, limitations and relative rights of the Series B Preferred Stock. Copies of the Series A Articles of Amendment and the Series B Articles of Amendment to the Company’s Charter are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.
     Effective February 27, 2009, the Company also amended Article III, Section 3.2(a), of its Amended and Restated Bylaws to provide that the number of members and size of the Company’s board of directors may be established in the Company’s Charter. A copy of the Bylaws of the Company, as amended, is filed herewith as Exhibit 3.3.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
3.1	Articles of Amendment to the Charter of Community First, Inc.

3.2	Articles of Amendment to the Charter of Community First, Inc.

3.3	Amended and Restated Bylaws of Community First, Inc. (Restated for SEC filing purposes only).

4.1	Form of Certificate for the Series A Preferred Stock.

4.2	Warrant for Purchase of Shares of Series B Preferred Stock dated February 27, 2009.

4.3	Form of Certificate for the Series B Preferred Stock.

10.1	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury (including Securities Purchase Agreement — Standard Terms).

10.2	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury.

10.3	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury.

10.4	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Marc R. Lively dated February 27, 2009.

10.5	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Dianne Scroggins dated February 27, 2009.

10.6	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Michael J. Saporito dated February 27, 2009.

10.7	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Carl B. Campbell dated February 27, 2009.

10.8	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Louis F. Holloway dated February 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
	By:	/s/ Dianne Scroggins
Dianne Scroggins
Date: March 5, 2009		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to the Charter of Community First, Inc.

3.2	Articles of Amendment to the Charter of Community First, Inc.

3.3	Amended and Restated Bylaws of Community First, Inc. (Restated for SEC filing purposes only).

4.1	Form of Certificate for the Series A Preferred Stock.

4.2	Warrant for Purchase of Shares of Series B Preferred Stock dated February 27, 2009.

4.3	Form of Certificate for the Series B Preferred Stock.

10.1	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury (including Securities Purchase Agreement — Standard Terms).

10.2	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury.

10.3	Letter Agreement, dated February 27, 2009, between Community First, Inc. and the United States Department of the Treasury.

10.4	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Marc R. Lively dated February 27, 2009.

10.5	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Dianne Scroggins dated February 27, 2009.

10.6	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Michael J. Saporito dated February 27, 2009.

10.7	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Carl B. Campbell dated February 27, 2009.

10.8	Senior Executive Officer Letter Agreement by and between Community First, Inc. and Louis F. Holloway dated February 27, 2009.